                                                                    Exhibit 10.1

                                 Amendment No. 1
                                       To
                      Amended and Restated Credit Agreement

     This Amendment No. 1 To Amended and Restated Credit Agreement (the "Agreement") is being executed and delivered as of June 28, 2002 by and among Stericycle, Inc., a Delaware corporation (the "Borrower"), each of the Subsidiary Guarantors named as signatories hereto, the financial institutions from time to time party to the Credit Agreement referred to and defined below (collectively, the "Lenders") and Bank of America, N.A., as representative of the Lenders (in such capacity, the "Administrative Agent"). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement as defined below.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders, the Administrative Agent, Credit Suisse First Boston, as the Co-Syndication Agent, UBS Warburg, LLC, as the Co-Syndication Agent, and Fleet National Bank, as the Documentation Agent, have entered into that certain Amended and Restated Credit Agreement dated as of October 5, 2001 (the "Credit Agreement"), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans to the Borrower;

     WHEREAS, in connection with the Credit Agreement, (i) the Borrower has executed and delivered a certain Security and Pledge Agreement and other Loan Documents pursuant to which it has granted liens and security interests in substantially all of its properties as security for its obligations with respect to the Credit Agreement and (ii) the Subsidiary Guarantors have each executed and delivered in favor of the Administrative Agent and the Lenders, a certain Subsidiary Guaranty, Security and Pledge Agreement and certain other Loan Documents pursuant to which the Subsidiary Guarantors have guaranteed the Borrower's obligations under the Credit Agreement and the Subsidiary Guarantors have granted liens and security interests in substantially all of their properties as security for obligations with respect to the Credit Agreement;

     WHEREAS, to facilitate Borrower's desire to effect certain redemptions or repurchases with respect to its outstanding Capital Stock, the Borrower has requested that the Lenders, and subject to the terms and conditions set forth herein, the Lenders have agreed to amend the Credit Agreement to, among other things, (i) increase the aggregate Revolving Loan Commitment Amount from $80,000,000 to $105,000,000 and (ii) modify the covenants which restrict the amount of Restricted Payments the Borrower may make in connection with the repurchase or redemption of its Capital Stock and the redemption of its Subordinated Notes; and

     WHEREAS, in anticipation of effecting the increase in the Revolving Loan Commitment Amount and the addition of a new Lender, (i) the Revolving Loan Lenders have agreed to sell and assign certain portions of their outstanding Revolving Loans under the Credit Agreement to certain of the Lenders, and (ii) the Revolving Loan Lenders hereunder have agreed to reallocate their respective Commitments and interests in the existing Revolving Loans under the Credit Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent, such parties hereby agree as follows:

     1.   Amendment.

     Subject to the satisfaction of each of the conditions set forth in Paragraph 2 of this Agreement, the Credit Agreement is hereby amended as follows (unless otherwise specified, section and schedule references used herein shall mean and refer to sections and schedules of the Credit Agreement):

          (a)  Section 1.1 is amended to:

               (i) insert in appropriate alphabetical order the following definitions:

                    " `Amendment No. 1' means that certain Amendment No. 1 to
               Amended and Restated Credit Agreement dated June 28, 2002 among the Borrower, the Subsidiary Guarantors signatories thereto, the Lenders and the Administrative Agent."

                    " `Amendment No. 1 Effective Date' means the date on which the Administrative Agent has received each of items set forth in Paragraph 2 of Amendment No. 1."

                    " `Amendment No. 1 Purchasing Lender' means each financial institution designated as a `Purchasing Lender' on Schedule IV attached hereto."

                    " `Resulting Lender' means each Lender having a Revolving
               Loan Commitment immediately after the Amendment No. 1 Effective Date."

                    " `Amendment No. 1 Selling Lender' means each financial
               institution designated as a `Selling Lender' on Schedule IV attached hereto."

               (ii) delete in its entirety the definition of "Revolving Loan Commitment" and to replace such definition with the following definition:

                    " `Revolving Loan Commitment' means, relative to any Lender, such Lender's obligation, if any, to (i) purchase outstanding `Loans' under and as defined in the Original Credit Agreement and designated to be converted into or continued as Revolving Loans hereunder pursuant to the Master Assignment Agreement, its agreement hereunder to amend and restate the terms governing such `Loans', (ii) to purchase `Loans' pursuant to the terms of Section 10.11.3 and
               (iii) its obligation to make Revolving Loans pursuant to clause
               (a) of Section 2.1.1."

               (iii) delete from the definition of "Revolving Loan Commitment Amount" the dollar amount "$80,000,000" in the first line thereof and to replace such dollar amount with "$105,000,000".

               (iv) delete from the definition of "RL Percentage" the clause "below its signature on the signature pages hereto" in the second line thereof and to replace such clause with the clause "on Schedule III hereto".

          (b) Section 7.2.4 is amended to delete subsection (c) in its entirety and to replace such subsection (c) with the following:

               "(c) The Borrower will not permit Net Worth, at any time after the Effective Date, to be less than the sum of (i) $245,000,000 plus,
          (ii) 50% of the sum of Net Income for each Fiscal Quarter ending during the period April 1, 2002 through the last day of the then most recently ended Fiscal Quarter after the Effective Date with respect to which the Borrower shall have delivered, or is obligated to then deliver, quarterly financial statements and a Compliance Certificate pursuant to Section 7.1.1, excluding from such sum, however, any such Fiscal Quarter's Net Income which is negative, plus, (iii) 50% of the aggregate amount of Net Equity Proceeds received by the Borrower after the Effective Date, minus (iv) the aggregate consideration paid by the Borrower after the Amendment No. 1 Effective Date for the repurchase, redemption or retirement of its Capital Stock pursuant to Section 7.2.6(a) or Section 7.2.6(c), but only to the extent such aggregate amount is less than or equal to $50,000,000."

          (c) Section 7.2.6 is amended to delete subsection (b) in its entirety and to replace such subsection (b) with the following:

               "(b) redeem, defease or otherwise prepay or retire the Subordinated Notes, including, without limitation, pursuant to a Qualified Subordinated Note Redemption, provided, that, except in the case of a Qualified Subordinated Note Redemption completed prior to the Amendment No. 1 Effective Date:

                     (1) immediately after giving effect to such redemption, defeasance, prepayment or retirement, the Leverage Ratio shall be less than or equal to 2.50:1.00 and the Senior Leverage Ratio shall be less than or equal to 2.00:1.00, in each case calculated based upon the Leverage Ratio and Senior Leverage Ratio set forth in the Compliance Certificate then most recently delivered by the Borrower to the Administrative Agent pursuant to
               Section 7.1.1(c); or

                    (2) (A) such redemption, defeasance, prepayment or
               retirement is made after the Amendment No. 1 Effective Date, but prior to December 31, 2002, and (B) immediately after giving effect to such redemption, defeasance, prepayment or retirement, the Leverage Ratio shall be less than or equal to 3.25:1.00 and the Senior Leverage Ratio shall be less than or equal to 2.75:1.00, in each case calculated based upon the Leverage Ratio and Senior Leverage Ratio set forth in the Compliance Certificate then most recently delivered by the Borrower to the Administrative Agent pursuant to Section 7.1.1(c) and (C) the total aggregate amount of such Restricted Payments made after the Amendment No. 1 Effective Date pursuant to this clause (b), shall not exceed 10% of Net Worth at the time of such redemption, defeasance, prepayment or retirement, immediately after giving effect to such redemption, defeasance, prepayment or retirement; or

                    (3) (A) such redemption, defeasance, prepayment or
               retirement is made on or after January 1, 2003 and (B) immediately after giving effect to such redemption, defeasance, prepayment or retirement, the Leverage Ratio shall be less than or equal to 3.00:1.00 and the Senior Leverage Ratio shall be less than or equal to 2.50:1.00, in each case calculated based upon the Leverage Ratio and Senior Leverage Ratio set forth in the Compliance Certificate then most recently delivered by the Borrower to the Administrative Agent pursuant to Section 7.1.1(c) and (C) the total aggregate amount of Restricted Payments made after the Amendment No. 1 Effective Date pursuant to this clause
               (b) and pursuant to clause (c) of this section, does not exceed the difference of (i) 10% of Net Worth at the time of such redemption, defeasance, prepayment or retirement, immediately after giving effect to such redemption, defeasance, prepayment or retirement, minus (ii) the aggregate consideration paid by the Borrower after the Amendment No. 1 Effective Date for the repurchase, retirement or redemption of its Capital Stock pursuant to Section 7.2.6(a) and Section 7.2.6(c), but only to the extent such aggregate consideration exceeds $65,000,000;"

          (d) Section 7.2.6 is further amended to delete subsection (c) in its entirety and to replace such subsection (c) with the following:

               "(c) declare, pay and make Restricted Payments consisting of dividends, repurchases or redemptions with respect to the Borrower's Capital Stock, in addition to those permitted by the foregoing clause
          (a) of this section, provided, that,

                    (1) immediately after giving effect to any such Restricted
               Payments, the Leverage Ratio shall be less than or equal to 2.50:1.00, calculated based upon the Leverage Ratio set forth in the Compliance Certificate then most recently delivered by the Borrower to the Administrative Agent pursuant to Section 7.1.1(c); or

                    (2) (A) immediately after giving effect to such Restricted
               Payments, the Leverage Ratio shall be less than or equal to 3.25:1.00, calculated based upon the Leverage Ratio set forth in the Compliance Certificate then most recently delivered by the Borrower to the Administrative Agent pursuant to Section 7.1.1(c) and (B) the total aggregate amount of such Restricted Payments made after the Amendment No. 1 Effective Date pursuant to this clause (c)(2) after giving effect to such Restricted Payments shall not exceed $65,000,000, provided, further, however, that notwithstanding anything to the contrary in this clause (c), any Restricted Payments which are permitted by this clause (c)(2) and which are also permitted by either clause (c)(1) or clause (c)(3) shall be deemed to have been made pursuant to this clause (c)(2) (and not pursuant to clause (c)(1) or clause (c)(3), as the case may be) until such time as such Restricted Payments made pursuant to this clause (c)(2) equal $65,000,000; or

                    (3) (A) such Restricted Payments are made on or after
               January 1, 2003 and (B) immediately after giving effect to such Restricted Payments, the Leverage Ratio shall be less than or equal to 3.00:1.00, calculated based upon the Leverage Ratio set forth in the Compliance Certificate then most recently delivered by the Borrower to the Administrative Agent pursuant to Section 7.1.1(c) and (C) the total aggregate amount of such Restricted Payments made after the Amendment No. 1 Effective Date pursuant to this clause (c)(3) and clause (c)(1) of this section and pursuant to clause (b) of this section (but not including Restricted Payments made after the Amendment No. 1 Effective Date pursuant to clause (c)(2) of this section) shall not exceed 10% of Net Worth at the time of the making of such Restricted Payments immediately after giving effect to such Restricted Payments;"

          (e) Section 10.11 is amended to insert the following Section 10.11.3 thereto immediately following Section 10.11.2:

          "SECTION 10.11.3   2002 Assignments.

               (a) As of the Amendment No. 1 Effective Date, each of the Amendment No. 1 Selling Lenders hereby sells and assigns to the each of the Amendment No. 1 Purchasing Lenders, and each of the Amendment No. 1 Purchasing Lenders hereby purchases and assumes from each of the Amendment No. 1 Selling Lenders, certain of each Amendment No. 1 Selling Lender's interests in the Revolving Loans and participation interests in the Letter of Credit Outstandings (collectively, the `Interests'), and each of the Resulting Lenders hereby agrees to reallocate among such Resulting Lenders their respective Commitments and interests in the outstanding Revolving Loans and Letter of Credit Outstandings, in each case such that after giving effect to such sales, assignments, purchases, assumptions and reallocations, each Resulting Lender shall have the resulting Interests as are set forth on Schedule IV beside its name therein under the heading `6/28/02 Revolver Reallocated Outstandings'. The sales, assignments, purchases, assumptions and reallocations to be effected pursuant to this paragraph shall be without recourse to, or representation or warranty (except as expressly provided in this Section 10.11.3) by, any of the Resulting Lenders.

               (b) Each of the Amendment No. 1 Selling Lenders (i) represents and warrants that it is the legal and beneficial owner of the Interests and Commitments, if any, being sold and assigned by it hereunder and that such Interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by the Borrower in or in connection with the Credit Agreement or Amendment No. 1; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its Affiliates or the performance or observance by the Borrower or its Affiliates of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

               (c) Each of the Amendment No. 1 Selling Lenders will deliver to the Administrative Agent each existing Note evidencing any portion of such Amendment No. 1 Selling Lender's interests in the outstanding Revolving Loans and Letter of Credit Outstandings owed by the Borrower to such Amendment No. 1 Selling Lender prior to giving effect to the sales and assignments being effected hereby (the `Old Notes'). Upon receipt by the Administrative Agent from each Amendment No. 1 Selling Lender of its Old Notes, and receipt from the Borrower of the substituted and amended notes payable to the Resulting Lenders and to be delivered by the Borrower pursuant to Amendment No. 1 (the `New Notes'), the Administrative Agent will return the Old Notes to the Borrower marked `substituted and amended' and deliver the New Notes to each applicable Resulting Lender.

               (d) The effective date of the sales, assignments, purchases, assumptions and reallocations to be effected by this Section 10.11.3 shall be the date on which all of the conditions to effectiveness of the Amendment No. 1 shall have been satisfied.

               (e) As of the Amendment No. 1 Effective Date, (i) the Amendment No. 1 Purchasing Lenders shall be a party to the Credit Agreement, as amended pursuant to Amended No. 1, and, to the extent provided in this
          Section 10.11.3, shall have the rights and obligations of a `Lender' thereunder, and (ii) each of the Amendment No. 1 Selling Lenders shall, to the extent provided in this Section 10.11.3, relinquish its respective rights and be released from its obligations under the Credit Agreement, as amended by Amendment No. 1.

               (f) From and after the Amendment No. 1 Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the Interests assigned hereby (including all payments of principal, interest and fees with respect thereto) to the Resulting Lenders.

               (g) All interest and fees under the Credit Agreement which are accrued and unpaid through the Amendment No. 1 Effective Date with respect to the Interests assigned and Commitments reallocated hereby shall be for the account of the Amendment No. 1 Selling Lenders and, upon the Administrative Agent's receipt from the Borrower of payment of such interest and fees, the Administrative Agent shall allocate such payments among the Amendment No. 1 Selling Lenders and the Amendment No. 1 Purchasing Lenders accordingly."

               (f)  The Credit Agreement is amended to attach thereto the
          Schedule III and Schedule IV attached hereto as Exhibit A and Exhibit B, respectively.

     2.   Effectiveness of this Agreement; Conditions Precedent.

     The provisions of Paragraph 1 of this Agreement shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Administrative Agent's receipt of each of the following:

          (a) an originally-executed counterpart of this Agreement executed and delivered by duly authorized officers of the Borrower, the Subsidiary Guarantors and the Required Lenders;

          (b) restated and amended Revolving Notes made payable to each Revolving Loan Lender with respect to each of their Revolving Loan Commitments, as proposed to be amended hereby and in form and substance acceptable to the Administrative Agent;

          (c) certificates of the secretary or assistant secretary of the Borrower certifying (i) the currency and authenticity of the resolutions of the board of directors of the Borrower authorizing its execution and delivery of this Agreement and the performance hereof and of the Credit Agreement as to be amended hereby, (ii) the incumbency of the officers of the Borrower and (iii) the currency and authenticity of the Organic Documents of the Borrower;

          (d) a good standing certificate for the Borrower from the State of Delaware, as of a date no earlier than 30 days prior to the date each of the other conditions of this paragraph shall have been satisfied;

          (e) a certificate signed by an officer, dated as of the date each of the other conditions set forth in this paragraph shall have been satisfied, stating that, after giving effect to the amendments contemplated by this
     Agreement: (i) the representations and warranties contained in Article VI of the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct in all material respects as of date and (ii) no Default or Event of Default exists or would result therefrom;

               (f) payment in full, in immediately available funds by the Borrower of the amounts described in Section 10.11.3(g) of the Credit Agreement, as amended by this Agreement;

               (g) a legal opinion from Johnson & Colmar, special counsel to the Obligors, addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent; and

               (h) payment in full, in immediately available funds, of (i) the fee payable to each Lender who is increasing its Revolving Loan Commitment as set forth in separate agreements among the each such Lender, the Administrative Agent and the Borrower and (ii) the arrangement fee payable to the Administrative Agent as set forth in a separate agreement between the Administrative Agent and the Borrower.

          3.   Representations, Warranties and Covenants.

               (a) The Borrower hereby represents and warrants that this Agreement and the Credit Agreement as amended by this Agreement constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.

               (b) The Borrower hereby represents and warrants that its execution, delivery and performance of this Agreement and the Credit Agreement as amended by this Agreement have been duly authorized by all proper corporate action, do not violate any provision of its certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which the Borrower or any of the Borrower's Affiliates is bound, including, without limitation, the Subordinated Debt Documents.

               (c) The Borrower hereby represents and warrants that, after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of the Borrower's execution and delivery hereof or thereof in all material respects as though made on and as of such date.

     4.   Reaffirmation, Ratification and Acknowledgment; Reservation.

     The Borrower and each Subsidiary Guarantor hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent's, or any Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such Subsidiary Guarantors with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Administrative Agent and the Lenders. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement.

     5.   Governing Law.

     THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK).

     6.   Administrative Agent's Expenses.

     The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement, the 2002 Master Lender Assignment Agreement and the other related Loan Documents.

     7.   Counterparts.

     This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

                                     * * * *

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                Stericycle, Inc., as Borrower

                                By:     /s/ Frank J.M. ten Brink
                                      ------------------------------------------
                                Title:      Frank ten Brink
                                            Vice President

                                Stericycle of Arkansas, Inc.,
                                     an Arkansas corporation
                                Stericycle of Washington, Inc.,
                                     a Washington corporation
                                SWD Acquisition Corp.,
                                     a Delaware corporation
                                Environmental Control Co., Inc.,
                                     a New York corporation,
                                Waste Systems, Inc.,
                                     a Delaware corporation
                                Med-Tech Environmental, Inc.,
                                     a Delaware corporation
                                Med-Tech Environmental (MA), Inc.,
                                     a Delaware corporation,
                                Ionization Research Co., Inc.,
                                     a California corporation,
                                Browning-Ferris Industries of Connecticut, Inc.,
                                     a Delaware corporation
                                BFI Medical Waste, Inc.,
                                     a Delaware corporation,
                                American Medical Disposal, Inc.,
                                     an Oklahoma corporation,
                                Environmental Health Systems, Inc.,
                                     a Nebraska corporation
                                Stroud Properties, Inc.,
                                     a Delaware corporation,
                                each as a Subsidiary Guarantor

                                By:     /s/ Frank J.M. ten Brink
                                      ------------------------------------------
                                Title:      Frank ten Brink
                                            Vice President

                                  Allied Irish Banks PLC

                                  By:    /s/ Rima Terradista
                                        ----------------------------------------
                                             Rima Terrdista
                                             Senior Vice President

                                  By:    /s/ John Farrace
                                        ----------------------------------------
                                             John Farrace
                                             Senior Vice President

                                  American National Bank and Trust Company of
                                  Chicago

                                  By:        [signature illegible]
                                        ----------------------------------------
                                  Title:     VP

                                  Bank of America, N.A., as Administrative Agent

                                  By:    /s/ Kristine Thennes
                                        ----------------------------------------
                                  Title:

                                  Bank of America, N.A., as a Lender

                                  By:    /s/ Jennifer Gerdes
                                        ----------------------------------------
                                  Title:     Vice President

                                  Fleet National Bank

                                  By:    /s/ Brian F.X. Gephardt
                                        ----------------------------------------
                                  Title:     Managing Director

                                  Comerica Bank

                                  By:    /s/ Felicia M. Maxwell
                                        ----------------------------------------
                                  Title:     Felicia M. Maxwell
                                             Assistant Vice President

                                  Credit Suisse First Boston

                                  By:    /s/ Kristin Lepri/Jay Chall
                                        ----------------------------------------
                                  Title:     Kristin Lepri, Associate
                                             Jay Chall, Director

                                  Credit Lyonnais New York Branch

                                  By:        [signature illegible]
                                        ----------------------------------------
                                  Title:

                                  Harris Trust & Savings Bank

                                  By:        [signature illegible]
                                        ----------------------------------------
                                  Title:     Vice President

                                  LaSalle Bank National Association

                                  By:    /s/ Brian Peterson
                                        ----------------------------------------
                                             Brian Peterson
                                             First Vice President

                                  ELT Ltd

                                  By:    /s/ Kelly W. Warnement
                                        ----------------------------------------
                                  Title:     Kelly W. Warnement
                                             Authorized Agent

                                  KZH Riverside LLC

                                  By:    /s/ Anthony Iarrobino
                                        ----------------------------------------
                                  Title:     Anthony Iarrobino
                                             Authorized Agent

                                  KZH Soleil-2 LLC

                                  By:    /s/ Anthony Iarrobino
                                        ----------------------------------------
                                  Title:     Anthony Iarrobino
                                             Authorized Agent

                                  Muirfield Trading LLC

                                  By:    /s/ Kelly W. Warnement
                                        ----------------------------------------
                                  Title:     Kelly W. Warnement
                                             Vice President

                                  Eaton Vance CDO III, Ltd.
                                  By:   Eaton Vance Management as Investment
                                        Advisor

                                  By:    /s/ Payton F. Swaffield
                                        ----------------------------------------
                                  Title:     Peyton F. Swaffield
                                             Vice President

                                  Eaton Vance CDO IV, Ltd.
                                  By:   Eaton Vance Management as Investment
                                        Advisor

                                  By:    /s/ Payton F. Swaffield
                                        ----------------------------------------
                                  Title:     Peyton F. Swaffield
                                             Vice President

                                  Eaton Vance Senior Income Trust
                                  By:   Eaton Vance Management as Investment
                                        Advisor

                                  By:    /s/ Payton F. Swaffield
                                        ----------------------------------------
                                  Title:     Peyton F. Swaffield
                                             Vice President

                                  Eaton Vance Instiutional Senior Loan Fund
                                  By:   Eaton Vance Management as Investment
                                        Advisor

                                  By:    /s/ Payton F. Swaffield
                                        ----------------------------------------
                                  Title:     Peyton F. Swaffield
                                             Vice President

                                  Costantinus Eaton Vance CDO V, Ltd.
                                  By:   Eaton Vance Management as Investment
                                        Advisor

                                  By:    /s/ Payton F. Swaffield
                                        ----------------------------------------
                                  Title:     Peyton F. Swaffield
                                             Vice President

                                  Grayson & Co.
                                  By:   Boston Management and Research as
                                        Investment Advisor

                                  By:    /s/ Payton F. Swaffield
                                        ----------------------------------------
                                  Title:     Peyton F. Swaffield
                                             Vice President

                                  Sankaty Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender

                                  By:    /s/ Diane J. Exeter
                                        ----------------------------------------
                                  Name:      Diane J. Exeter
                                  Title:     Managing Director
                                             Portfolio Manager

                                  Harbour Town Funding LLC

                                  By:    /s/ Kelly W. Warnement
                                        ----------------------------------------
                                  Title:     Kelly W. Warnement
                                             Vice President

                                  The Northern Trust Company

                                  By:    /s/ Eileen L. Sachanda
                                        ----------------------------------------
                                  Title:     Vice President

                                  Olympic Funding Trust, Series 1999-I

                                  By:    /s/ Kelly W. Warnement
                                        ----------------------------------------
                                  Title:     Kelly W. Warnement
                                             Authorized Agent

                                  Oxford Strategic Income Fund
                                  By:   Eaton Vance Management as Investment
                                        Advisor

                                  By:    /s/ Payton F. Swaffield
                                        ----------------------------------------
                                  Title:     Peyton F. Swaffield
                                             Vice President

                                  PPM Spyglass Funding Trust

                                  By:    /s/ Kelly W. Warnement
                                        ----------------------------------------
                                  Title:     Kelly W. Warnement
                                             Authorized Agent

                                  PPM Shadow Creek Funding LLC

                                  By:    /s/ Kelly W. Warnement
                                        ----------------------------------------
                                  Title:     Kelly W. Warnement
                                             Vice President

                                  Sankaty Advisors, LLC as Collateral Manager for Race Point CLO Limited, as Term Lender

                                  By:    /s/ Diane J. Exeter
                                        ----------------------------------------
                                  Name:      Diane J. Exeter
                                  Title:     Managing Director
                                             Portfolio Manager

                                  Sankaty High Yield Partners III, L.P.

                                  By:    /s/ Diane J. Exeter
                                        ----------------------------------------
                                  Name:      Diane J. Exeter
                                  Title:     Managing Director
                                             Portfolio Manager

                                  Scudder Floating Rate Fund

                                  By:    /s/ Kenneth Weber
                                        ----------------------------------------
                                  Title:     Sr. Vice President

                                  Sequils-Cumberland I, Ltd.
                                  By: Deerfield Capital management LLC as Its Collateral Manager

                                  By:    /s/ [signature illegible]
                                        ----------------------------------------
                                  Title:     VP

                                  Toronto Dominion (New York)

                                  By:    /s/ Susan K. Strong
                                        ----------------------------------------
                                  Title:     Susan K. Strong, Vice President

                                  UBS AG, Stamford Branch

                                  By:    /s/ Patricia O. Kickl
                                        ----------------------------------------
                                  Title:     Patricia O. Kickl
                                             Director
                                             Banking Product Services

                                  By:    /s/ Wilfred V. Saint
                                        ----------------------------------------
                                  Title:     Wilfred V. Saint
                                             Associate Director
                                             Banking Product Services, US

                                  Van Kampen Senior Floating Rate Fund
                                  By:   Van Kampen Investment Advisory Corp.

                                  By:    /s/ Darwin D. Pierce
                                        ----------------------------------------
                                  Title:     Darwin D. Pierce
                                             Executive Director

                                  Van Kampen Senior Income Trust
                                  By:   Van Kampen Investment Advisory Corp.

                                  By:    /s/ Darwin D. Pierce
                                        ----------------------------------------
                                  Title:     Darwin D. Pierce
                                             Executive Director

                                  Van Kampen CLO I, Limited
                                  By: Van Kampen Investment Advisory Corp. as Collateral Manager

                                  By:    /s/ Darwin D. Pierce
                                        ----------------------------------------
                                  Title:     Darwin D. Pierce
                                             Executive Director

                                  Van Kampen CLO II, Limited
                                  By: Van Kampen Investment Advisory Corp. as Collateral Manager

                                  By:    /s/ Darwin D. Pierce
                                        ----------------------------------------
                                  Title:     Darwin D. Pierce
                                             Executive Director

                                  Senior Debt Portfolio
                                  By:   Boston Management and Research as
                                        Investment Advisor

                                  By:    /s/ Payton F. Swaffield
                                        ----------------------------------------
                                  Title:     Peyton F. Swaffield
                                             Vice President

                                  EXHIBIT A TO
            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

                                  SCHEDULE III

                                         Revolver                      6/28/02 Revolver
Participant Name                        Commitment      Percentage        Reallocated       Percentage
----------------                        ----------      ----------        -----------       ----------
                                                                          Commitment
                                                                          ----------
Allied Irish Bank                      4,444,444.44     5.55555556%      4,444,444.44      4.232804229%
American National                      8,888,888.89    11.11111111%      8,888,888.89      8.465608467%
Bank of America, NA                   12,444,444.44    15.55555556%     14,944,444.44     14.232804229%
Comerica Bank                          3,111,111.11     3.88888889%      7,611,111.11      7.248677248%
Credit Suisse First Boston            11,111,111.11    13.88888889%     11,111,111.11     10.582010581%
Fleet National Bank                   11,111,111.11    13.88888889%     13,111,111.11     12.486772486%
Harris Trust & Savings Bank            8,888,888.89    11.11111111%     10,388,888.89      9.894179895%
LaSalle Bank National Association      8,888,888.89    11.11111111%      8,888,888.89      8.465608467%
The Northern Trust Company             4,444,444.45     5.55555555%      5,444,444.45      5.185185190%
UBS AG, Stamford Branch                6,666,666.67     8.33333333%      6,666,666.67      6.349206352%
Credit Lyonnais New York Branch                0.00     0.00000000%     13,500,000.00     12.857142857%

                                     --------------------------------------------------------------------
                                      80,000,000.00   100.00000000%    105,000,000.00     100.00000000%

                                  EXHIBIT B TO
            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE IV

                                          Revolver
                                        Outstandings                      6/28/02 Revolver
Participant Name                         (currently     Percentage    Reallocated Outstandings    Percentage
----------------                         ----------     ----------    ------------------------    ----------
                                         LC's only)
                                         ----------
Allied Irish Bank                        109,024.11     5.55555556%            83,065.99         4.232804229%
American National                        218,048.23    11.11111111%           166,131.98         8.465608467%
Bank of America, NA                      305,267.52    15.55555556%           279,309.40        14.232804229%
Comerica Bank                             76,316.88     3.88888889%           142,250.51         7.248677248%
Credit Suisse First Boston               272,560.28    13.88888889%           207,664.98        10.582010581%
Fleet National Bank                      272,560.28    13.88888889%           245,044.68        12.486772486%
Harris Trust & Savings Bank              218,048.23    11.11111111%           194,166.76         9.894179895%
LaSalle Bank National Association        218,048.23    11.11111111%           166,131.98         8.465608467%
The Northern Trust Company               109,024.11     5.55555555%           101,755.84         5.185185190%
UBS AG, Stamford Branch                  163,536.17     8.33333333%           124,598.99         6.349206352%
Credit Lyonnais New York Branch**              0.00     0.00000000%           252,312.95        12.857142857%

                                      -------------------------------------------------------------------------
                                       1,962,434.05   100.00000000%         1,962,434.05        100.00000000%

**This participant is a Purchasing Lender.